                                                                      EXHIBIT 21

                            LIST OF SUBSIDIARIES (1)
                                OCTOBER 9, 1995

                                                                                       Place of Incorporation
                                                                                           or Organization
                                                                                     -------------------------
OPERATING COMPANIES
-------------------
North America
-------------

        American Dynamics                                                                    New Jersey
        CamEra Inc.                                                                          Delaware
        Glen Industrial Communications, Inc.                                                 Delaware
        POS Data Products, Inc.                                                              Delaware
        Robot Research Inc.                                                                  Delaware
        Sensormatic Canada, Inc.                                                             Canada
        Sensormatic Electronics Corporation (Puerto Rico)                                    Delaware
        Sensormatic, SA de CV                                                                Mexico
        Sensormatic del Caribe, Inc.                                                         Puerto Rico
        Software House, Inc.                                                                 Delaware

Europe
------

        All Security Systems N.V.                                                            Belgium
        BAN Sensormatic Security Systems G.m.b.H.                                            Germany
        Case Security Limited                                                                United Kingdom
        Knogo Australia Pty. Ltd.                                                            Australia
        Knogo S.A.                                                                           Belgium
        Knogo Nederland B.V.                                                                 Netherlands
        Secure Imaging Limited                                                               United Kingdom
        Sensormatic AB                                                                       Sweden
        Sensormatic A.G.                                                                     Switzerland
        Sensormatic A/S                                                                      Denmark
        Sensormatic AS                                                                       Norway
        Sensormatic Belgium NV                                                               Belgium
        Sensormatic B.V.                                                                     The Netherlands
        Sensormatic CamEra Ltd.                                                              United Kingdom
        Sensormatic CamEra S.A.R.L.                                                          France
        Sensormatic Distribution Inc.                                                        Delaware (primary
                                                                                             operation
                                                                                             in Switzerland)
        Sensormatic E.C., S.A.                                                               Spain
        Sensormatic E.C., S.R.L.                                                             Italy
        Sensormatic France SA                                                                France
        Sensormatic Ges.m.b.H.                                                               Austria
        Sensormatic G.m.b.H.                                                                 Germany
        Sensormatic Electronics Corporation
          (Ireland) Limited                                                                  Ireland
        Sensormatic Finance Limited                                                          United Kingdom
        SEC Investments of Ireland                                                           Ireland
        Sensormatic Ireland Limited                                                          Ireland
        Sensormatic International Ltd.                                                       United Kingdom
        Sensormatic  Portugesa Seguranca L.D.A.                                              Portugal
        Sensormatic Proteccao Contra O Furto, L.D.A.                                         Portugal
        Sensormatic Limited                                                                  United Kingdom
        N.V. Sensormatic S.A.                                                                Belgium


                                                                      Exhibit 21

                            LIST OF SUBSIDIARIES (1)
                                OCTOBER 9, 1995
                                    (CONT'D)

                                                                                             Place of Incorporation
                                                                                                 or Organization
                                                                                             -----------------------


Europe (Cont'd)
---------------
        Sensormatic OY                                                                       Finland
        Sensormatic Kft.                                                                     Hungary
        Sensormatic France Services S.A.R.L.                                                 France
        Svensk Sakerhetskonsult SAKON AB                                                     Sweden
        Visual Information Systems Limited                                                   United Kingdom

Asia/Pacific
------------

        Sensormatic Asia/Pacific, Inc.                                                       Delaware (primary
                                                                                             operation in
                                                                                             Singapore)
        Sensormatic Australia Pty Limited                                                    Australia
        Sensormatic Hong Kong Limited                                                        Hong Kong
        Sensormatic New Zealand Limited                                                      New Zealand

OTHER SUBSIDIARIES
-------------------

        Sensormatic Middle East, Inc.                                                        Delaware
        Senelco Iberia, Inc.                                                                 Delaware
        International Financing, Inc.                                                        Delaware
        Sensormatic (Barbados) Export, Inc.                                                  Barbados
        Sensormatic Cayman Finance Ltd.                                                      Cayman Islands
        Sensormatic del Peru                                                                 Peru
        Sensormatic Distribution & Holdings B.V.                                             The Netherlands
        Sensormatic Electronics Corporation (Brazil)                                         Delaware
        Sensormatic Holdings Ltd.                                                            United Kingdom
        Sensormatic International, Inc.                                                      Delaware
        Senelco Resting, ApS                                                                 Denmark
        Sensormatic International Management Corporation                                     Delaware
        Sensormatic Investments Associates B.V.                                              The Netherlands
        SEC Investments of Canada Ltd.                                                       Canada
        Sensormatic Investments Ltd.                                                         United Kingdom
        Sensormatic Holding Ges.m.b.H.                                                       Austria
        Sensormatic Electronics Corporation (Japan)                                          Japan
        Sensormatic S.A.                                                                     France
        Sensormatic (U.K.) Ltd.                                                              United Kingdom
        Elkinlane Ltd.                                                                       United Kingdom
        BI Merger Corp.                                                                      Delaware
        Kingsclere Investments Ltd.                                                          United Kingdom
        Knogo Holdings S.A.                                                                  Belgium
        Sensormatic International Distributors, Inc.                                         Delaware
        Sensormatic do Brasil Electronica Ltda.                                              Brazil
        Sensormatic Guvenlik Sistemleri
          Ticaret, A.S.                                                                      Turkey

(1) All companies listed herein are wholly owned by the Company, directly or indirectly, with the exception of Sensormatic do Brasil Electronica Ltda., Sensormatic Guvenlik Sistemleri Ticaret A.S. and Sensormatic de Peru which are 51% owned.